Financial risk management and fair value estimates	12 Months Ended
Jun. 30, 2024
Financial risk management and fair value estimates

5. Financial risk management and fair value estimates

The Group's activities expose it to a variety of financial risks: market risk (including foreign currency risk, interest rate risk, indexing risk due to specific clauses and other price risks), credit risk, liquidity risk and capital risk. Within the Group, risk management functions are conducted in relation to financial risks associated to financial instruments to which the Group is exposed during a certain period or as of a specific date.

The general risk management policies of the Group seek both to minimize adverse potential effects on the financial performance of the Group and to manage and control the financial risks effectively. The Group uses financial instruments to hedge certain risk exposures when deemed appropriate based on its internal management risk policies, as explained below.

Given the diversity of characteristics in the activities conducted under its business and operations center, the Group has decentralized the risk management policies based on two significant line of business: (i) agricultural business and (ii) urban properties and investments business, which is divided into two: (a) Argentina and (b) Israel, in order to identify and properly analyze the various types of risks to which each of the subsidiaries is exposed.

The Group’s main financial instruments in the agricultural business and urban properties and investments business of the Operation Center in Argentina comprise cash and cash equivalents, receivables, payables, interest bearing assets and liabilities, other financial liabilities, other investments and derivative financial instruments. The Group manages its exposure to key financial risks in accordance with the Group’s risk management policies.

The Group’s management framework includes policies, procedures, limits and allowed types of derivative financial instruments. The Group has established a Risk Committee, comprising members of senior management and a member of the Audit Committee, which reviews and oversees management’s compliance with these policies, procedures and limits and has overall accountability for the identification and management of risk across the Group.

This section provides a description of the principal risks that could have a material adverse effect on the Group’s strategy, performance, results of operations and financial condition. The risks facing the businesses, set out below, do not appear in any particular order of potential materiality or probability of occurrence.

This sensitivity analysis provides only a limited, point-in-time view. The actual impact on the Group’s financial instruments may differ significantly from the impact shown in the sensitivity analysis.

(a) Market risk management

Market risk is the risk that the market prices, the fair value or the future cash flows of financial instrument instruments with which the Group operates will fluctuate due to changes in market prices. The Group’s market risks arise from open positions in foreign currencies, interest-bearing assets and liabilities, commodity price risks and equity securities of certain companies, to the extent that these are exposed to market value movements. The Group sets limits on the exposure to these risks that may be accepted, which are monitored on a regular basis.

Foreign Exchange risk and associated derivative financial instruments

The Group publishes its Consolidated Financial Statements in Argentine pesos but conducts operations and holds positions in other currencies. As a result, the Group is exposed to foreign currency exchange risk through exchange rate movements, which affect the value of the Group’s foreign currency positions. Foreign exchange risk arises when future commercial transactions or recognized assets or liabilities are denominated in a currency that is not the entity’s functional currency.

The Group's activities are carried out as follows:

1)

Agricultural business: The commercial and/or agro-industrial activities of the Group's subsidiaries are primarily developed in Argentina and have as functional currency the Argentine Peso. The agricultural activities of the Group’s subsidiaries are primarily developed in Argentina, Brazil and Bolivia, where the functional currencies are the respective local currencies.

2)

Urban properties and investments business: The real estate, commercial and/or financial activities of the Group’s subsidiaries have the Argentine Peso as functional currency. An important part of the business activities of these subsidiaries is conducted in that currency, thus not exposing the Group to foreign exchange risk. Other Group's subsidiaries have other functional currencies, principally US Dollar. In the ordinary course of business, the Group, through its subsidiaries, transacts in currencies other than the respective functional currencies of the subsidiaries. These transactions are primarily denominated in US Dollars

An important part of the business activities of these subsidiaries is conducted in above-mentioned local currencies, thus not exposing the Group to foreign exchange risk. Net financial position exposure to the functional currencies is managed on a case-by-case basis, partly by entering into foreign currency derivative instruments and/or by borrowings in foreign currencies, or other methods, considered adequate by the Management, according to circumstances.

Financial instruments are considered sensitive to foreign exchange rates only when they are not in the functional currency of the entity that holds them. Shown below the net carrying amounts of the Company’s financial instruments nominated in USD, broken down by the functional currencies in which the Company operates for the years ended June 30, 2024 and 2023. The amounts are presented in Argentine Pesos, the presentation currency of the Group:

Agricultural business

As of June 30, 2024 and 2023, the book value net liability of the Group's instruments denominated in foreign currency is equivalent to the sum of ARS 243,836 and ARS 291,190, respectively. The Group estimates that, other factors being constant, a 10% appreciation in real terms of the US dollar against the respective functional currencies at year-end would result in a lower gain before income tax for the years ended June 30, 2024 and 2023 for an amount of ARS 24,384 (loss) and ARS 29,119 (loss), respectively. A 10% depreciation in real terms of the US dollar against the functional currencies would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income.

On the other hand, the Group also uses derivative instruments, such as future foreign exchange contracts to manage its exposure to foreign exchange risk. As of June 30, 2024, the Group has future exchange contracts pending for an amount of ARS 191 (asset) and ARS 3,712 (liability). As of June 30, 2023, the Group had future exchange contracts pending for an amount of ARS 6,587 (asset) and ARS 448 (liability).

Urban properties and investments business

As of June 30, 2024 and 2023, the book value net liability of the Group's instruments denominated in foreign currency is equivalent to the sum of ARS 198,984 and ARS 234,650, respectively. The Group estimates that, other factors being constant, a 10% appreciation in real terms of the US Dollar against the respective functional currencies at year-end would result in a net additional loss before income tax for the years ended June 30, 2024 and 2023 for an amount of ARS 19,898 (loss) and ARS 23,465 (loss), respectively. A 10% depreciation in real terms of the US Dollar against the functional currencies would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income.

On the other hand, the Group also uses derivatives, such as future exchange contracts, to manage its exposure to foreign currency risk. As of June 30, 2024 and 2023, the Group has future exchange contracts pending for an amount of ARS 4 (liability) and ARS 22 (liability), respectively.

Interest rate risk

The Group is exposed to interest rate risk on its investments in debt instruments, short-term and long-term borrowings and derivative financial instruments.

The primary objective of the Group’s investment activities is to preserve principal while at the same time maximizing yields without significantly increasing risk. To achieve this objective, the Group diversifies its portfolio in accordance with the limits set by the Group. The Group maintains a portfolio of cash equivalents and short-term investments in a variety of securities, including both government and corporate obligations and money market funds.

The Group’s interest rate risk principally arises from long-term borrowings (Note 22). Borrowings issued at variable rates expose the Group to cash flow interest rate risk. Borrowings issued at fixed rates expose the Group to fair value interest rate risk.

As of June 30, 2024 and 2023, 80.5% and 88.4% of long-term financial borrowings have a fixed interest rate, so the Group is not significantly exposed to the risks of rate fluctuations of interest.

The Group manages this risk by maintaining an appropriate combination of liabilities that generate interest at fixed and variable rates. These activities are regularly monitored to confirm that the Group is not exposed to interest rate movements that could negatively affect the ability to fulfill the financial obligations and the restrictions of the different borrowing agreements.

The Group manages its cash flow interest rate risk exposure by different hedging instruments, including but not limited to interest rate swap, depending on each particular case. For example, interest rate swaps have the economic effect of converting borrowings from floating rates to fixed rates or vice versa.

The interest rate risk policy is approved by the Board of Directors. Management analyses the Group’s interest rate exposure on a dynamic basis. Various scenarios are simulated, taking into consideration refinancing, renewal of existing positions and alternative financing sources. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate shift. The scenarios are run only for liabilities that represent the major interest-bearing positions. Trade payables are normally interest-free and have settlement dates within one year. The simulation is done on a regular basis to verify that the maximum potential loss is within the limits set by management.

Note 22 shows a breakdown of the Group’s fixed-rate and floating-rate borrowings per currency denomination and functional currency of the subsidiary that holds the loans for the fiscal years ended June 30, 2024 and 2023.

Agricultural business

The Group estimates that, other factors being constant, a 1% increase in real terms in floating rates at year-end would increase net loss before income tax for the years ended June 30, 2024 and 2023 in the amount of ARS 1,152 and ARS 1,044, respectively. A 1% decrease in real terms in floating rates would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income.

Urban properties and investments business

The Group estimates that, other factors being constant, a 1% increase in real terms in floating rates at year-end would increase net loss before income tax for the years ended June 30, 2024 and 2023 in the amount of ARS 454 and ARS 87, respectively. A 1% decrease in real terms in floating rates would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income.

Commodity price risk and associated derivative financial instruments

The Group’s agricultural activities expose it to specific financial risks related to commodity prices. Prices for commodities have historically been cyclical, reflecting overall economic conditions and changes in capacity within the industry, which affect the profitability of entities engaged in the agricultural industry.

Generally, the Group uses derivative instruments to hedge risks arising out of its agricultural business operations. The Group uses a variety of commodity-based derivative instruments to manage exposure to price volatility stemming from its integrated crop production activities. These instruments consist mainly of crop forwards, future contracts and put and call option contracts. Contract positions are designed to ensure that the Group will receive a defined minimum price for certain quantities of its production. The Group combines option contracts with future contracts only as a means of reducing the exposure towards the decrease in commodity prices, as being a producer means that the price is uncertain until the time the products are harvested and sold. The Group manages maximum and minimum prices for each commodity and the idea is to choose the best spot price at which to sell.

The Group generally covers up the majority of its crop production in order to finance its operating costs. The hedge consists of taking positions on purchased puts or sold futures and calls that assure a fixed exit price. In the past, the Group has never kept a short position greater than its crop inventories and does not intend to. On the other hand, it is not the Group’s current intention to be exposed in a long derivative position in excess of its actual production.

The following tables show the outstanding positions for each type of derivative contract for the years ended June 30, 2024 and 2023:

	06.30.2024
Type of derivative contract	Tons	Premium paid or (collected)	Derivatives at fair value	Gain/ (loss) for valuation at fair value at year-end
Forward:
Sales
Corn	115,150	-	(247)	(43)
Soybeans	286,054	-	(496)	8,577
Wheat	12,100	-	-	360
Livestock	6,600	-	-	(1)
Cotton	16,163,700	-	(509)	449
Ethanol	16,920	-	331	150
Sugarcane	1,500,000	-	33	(567)
Purchase
Corn	24,766	-	-	(455)
Soybeans	13,407	-	-	(270)
Wheat	10,828	-	-	(197)
Options:
Sale put
Corn	900	4	-	-
Soybeans	37,800	252	-	(4)
Wheat	8,800	72	-	(97)
Purchase put
Corn	15,956	(49)	(208)	(167)
Soybeans	57,976	(19)	(1,798)	(323)
Wheat	4,000	-	16	16
Cotton	-	-	-	128
Sale call
Corn	34,200	169	-	-
Soybeans	51,520	303	-	(24)
Wheat	5,100	28	-	-
Purchase call
Wheat	8,756	-	16	167
Soybeans	113,152	(31)	483	336
Ethanol	9,000	-	520	-
Wheat	2,900	(20)	-	-
Cotton	7,450,000	-	170	146
Total	25,949,585	709	(1,689)	8,181
	06.30.2023
Type of derivative contract	Tons	Premium paid or (collected)	Derivatives at fair value	(Loss)/ gain for valuation at fair value at year-end
Forward:
Sales
Corn	204,724	-	(178)	8,107
Soybeans	229,585	-	2,107	(1,364)
Wheat	35,900	-	-	877
Livestock	-	-	-	379
Cotton	703,948	-	(494)	(141)
Ethanol	159	-	(149)	2,058
Sugarcane	1,487,190	-	461	-
Purchase
Corn	800	-	-	(15)
Soybeans	3,460	-	-	89
Wheat	700	-	-	(7)
Options:
Sale put
Corn	22,600	26	-	-
Soybeans	834	661	762	-
Wheat	-	342	-	-
Purchase put
Corn	3,213	(197)	186	-
Soybeans	5,300	(680)	37	(56)
Wheat	4,800	(394)	89	89
Sale call
Corn	5,100	245	-	-
Soybeans	18,100	803	-	-
Wheat	9,200	416	-	-
Purchase call
Corn	-	(316)	-	268
Soybeans	8,700	(646)	-	1,014
Ethanol	159	-	45	-
Wheat	-	(227)	-	-
Total	2,744,472	33	2,866	11,298

As of June 30, 2024 and 2023, no derivative margins are recorded.

Crops future contracts fair values are computed with reference to quoted market prices on future exchanges.

Other price risks

The Group is exposed to equity securities price risk or derivative financial instruments because of investments held in entities that are publicly traded, which were classified on the Consolidated Statement of Financial Position at “fair value through profit or loss”. The Group regularly reviews the prices evolution of these equity securities in order to identify significant movements.

As of June 30, 2024 and 2023 the total value of Group’s investments in shares and derivative financial instruments of public companies amounts to ARS 17,650 and ARS 18,747, respectively.

The Group estimates that, other factors being constant, a 10% decrease in quoted prices of equity securities and in derivative financial instruments portfolio at year-end would generate a loss before income tax for the year ended June 30, 2024 and 2023 of ARS 1,765 and ARS 1,875, respectively. A 10% increase in these prices would have an equal and opposite effect on the Consolidated Statement of Income and Other Comprehensive Income.

(b) Credit risk management

The credit risk arises from the potential non-performance of contractual obligations by the parties, with a resulting financial loss for the Group. Credit limits have been established to ensure that the Group deals only with approved counterparties and that counterparty concentration risk is addressed and the risk of loss is mitigated. Counterparty exposure is measured as the aggregate of all obligations of any single legal entity or economic entity to the Group.

The Group is subject to credit risk arising from deposits with banks and financial institutions, investments of surplus cash balances, the use of derivative financial instruments and from outstanding receivables. The credit risk is managed on a country-by-country basis. Each local entity is responsible for managing and analyzing the credit risk.

The Group’s policy in each operations center is to manage credit exposure from deposits, short-term investments and other financial instruments by maintaining diversified funding sources in various financial institutions. All the institutions that operate with the Group are well known because of their experience in the market and high credit quality. The Group places its cash and cash equivalents, investments, and other financial instruments with various high credit quality financial institutions, thus mitigating the amount of credit exposure to any one institution. The maximum exposure to credit risk is represented by the carrying amount of cash and cash equivalents and short-term investments in the Consolidated Statement of Financial Position.

Agricultural business

The Group’s primary objective for holding derivative financial instruments is to manage currency exchange rate risk and interest rate risk and commodities prices. The Group generally enters into derivative transactions with high-credit-quality counterparties and, by policy, limits the amount of credit exposure to each counter party. The amounts subject to credit risk related to derivative instruments are generally limited to the amounts, if any, by which counterparty’s obligations exceed the obligations that the Group has with that counterparty. The credit risk associated with derivative financial instruments is representing by the carrying value of the assets positions of these instruments.

The Group’s policy is to manage credit risks associated with trade and other receivables within defined trading limits. All Group’s significant counterparties have internal trading limits. The Group’s customers are distinguished between those customers arising out of the investment and development properties activities of the Group from those arising out of its agricultural and agro-industrial operations. These two Groups of customers are monitored separately due to their distinct characteristics.

Trade receivables from agriculture and agro-industrial activities are primarily derived from the sale of commodities, raw milk, cattle, and sugarcane; receivables from feedlot operations and raw meat products; receivables from the lease of farmland properties; receivables from the sale of farmland properties; and other receivables from ancillary activities. Trade receivables from agriculture and agro-industrial activities represent 11.2% and 12.9% of the Group’s total trade receivables as of June 30, 2024 and 2023, respectively. In contrast with the investment and development properties activities of the Group, the Group’s agribusiness is conducted through several international subsidiaries. The Group has subsidiaries in Argentina, Brazil, Bolivia and Paraguay. However, Argentina and Brazil together concentrate the 100% of the Group’s grain production.

Generally, the entire grain production is sold in the domestic market to well-known multinational exporters. The Group performs credit evaluations of its customers and generally does not require collateral. Although sales are highly concentrated, the Group does not believe that significant credit risk exists at the reporting period due to the high credit rating of these customers.

The Group concentrates its cattle production in Argentina where it is entirely sold in the domestic market. The main buyers are slaughterhouses and supermarkets and are well dispersed. Prices in the cattle market in Argentina are basically fixed by local supply and demand. The principal market is the Liniers Market in Buenos Aires, which provides a standard in price formation for the rest of the domestic markets. Live animals are sold by auction on a daily basis in the market, whereas prices are negotiated by kilogram of live weight and are mainly determined by local supply and demand. Some supermarkets and meat packers establish their prices by kilogram of processed meat. In these cases, processing yields influences the final price.

The Group’s sugarcane production is based in Brazil and to a lesser extent in Bolivia. Brazil concentrates the 100% of the Group's total sugarcane production as of June 30, 2024 and 2023, respectively. Currently, the group has two supply agreements of sugarcane. One of them is with Atvos S.A. and the other one Aparecería IV with Agroserra - Agro Pecuária e Industria, in the municipality of São Raimundo das Mangabeiras. Although sales are agreed, the Group do not believe that there is a significant collection risk as of the date of year fiscal year, considering the rating of Atvos and Agroserra.

The Company does not expect any significant losses resulting from the non-performance of the counterparties in any of the business lines.

The maximum exposure to Group’s credit risk is represented by the carrying amount of each financial asset in the Consolidated Statement of Financial Position after deducting any impairment allowance. The Group’s overall exposure of credit risk arising from trade receivables is set out in Note 17.

Urban properties and investments business

Trade receivables related to leases and services provided by the Group represent a diversified tenant base and account for 94.66% and 98.83% of the Group’s total trade receivables of the operations Group as of June 30, 2024 and 2023, respectively. The Group has specific policies to ensure that rental contracts are transacted with counterparties with appropriate credit quality. The majority of the Group’s shopping mall, offices and other rental properties’ tenants are well recognized retailers, diversified companies, professional organizations, and others. Owing to the long-term nature and diversity of its tenancy arrangements, the credit risk of this type of trade receivables is considered to be low. Generally, the Group has not experienced any significant losses resulting from the non-performance of any counterpart to the lease contracts and, as a result, the allowance for doubtful accounts balance is low. Individual risk limits are set based on internal or external ratings in accordance with limits set by the Group. If there is no independent rating, risk control assesses the credit quality of the customer, taking into account its past experience, financial position, actual experience and other factors. Based on the Group’s analysis, the Group determines the size of the deposit that is required from the tenant at inception. Management does not expect any material losses from non-performance by these counterparties (see details on Note 17).

On the other hand, property receivables related to the sale of trading properties represent 5.34% and 1.17% of the Group’s total trade receivables as of June 30, 2024 and 2023, respectively. Payments on these receivables have generally been received when due. These receivables are generally secured by mortgages on the properties. Therefore, the credit risk on outstanding amounts is considered very low.

(c) Liquidity risk management

The Group is exposed to liquidity risks, including risks associated with refinancing borrowings as they mature the risk that borrowing facilities are not available to meet cash requirements, and the risk that financial assets cannot readily be converted to cash without loss of value. Failure to manage liquidity risks could have a material impact on the Group’s cash flow and Consolidated Statement of Financial Position. Prudent liquidity risk management implies maintaining sufficient cash, the availability of funding through an adequate amount of committed credit facilities and the ability to close out market positions. Due to the dynamic nature of the underlying businesses, the Group aims to maintain flexibility in funding its existing and prospective debt requirements by maintaining diversified funding sources.

Each business monitors its current and projected financial position using several key internally generated reports: cash flow; debt maturity; and interest rate exposure. The Group also undertakes sensitivity analysis to assess the impact of proposed transactions, movements in interest rates and changes in property values on the key profitability, liquidity and balance sheet ratios.

The debt of each operation center and the derivative positions are continually reviewed to meet current and expected debt requirements. Each operation center maintains a balance between longer-term and shorter-term financings. Short-term financing is principally raised through bank facilities and overdraft positions. Medium- to longer-term financing comprises public and private bond issues, including private placements. Financing risk is spread by using a variety of types of debt. The maturity profile is managed in accordance with each operation center needs, by spreading the repayment dates and extending facilities, as appropriate.

The tables below show financial liabilities, including each operation center derivative financial liabilities groupings based on the remaining period at the Consolidated Statement of Financial Position to the contractual maturity date. The amounts disclosed in the tables are the contractual undiscounted cash flows and as a result, they do not reconcile to the amounts disclosed on the Consolidated Statement of Financial Position. However, undiscounted cash flows in respect of balances due within 12 months generally equal their carrying amounts in the Consolidated Statement of Financial Position, as the impact of discounting is not significant. The tables include both interest and principal flows.

Where the interest payable is not fixed, the amount disclosed has been determined by reference to the existing conditions at the reporting date.

Agricultural business

	06.30.2024
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	149,329	8,542	-	-	-	157,871
Borrowings	165,663	127,726	108,583	32,525	21,971	456,468
Finance lease obligations	19,742	14,910	10,651	8,325	23,250	76,878
Derivative financial instruments	12,147	3,093	-	-	-	15,240
Total	346,881	154,271	119,234	40,850	45,221	706,457

	06.30.2023
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	145,088	8,504	643	-	-	154,235
Borrowings	231,724	124,084	184,016	17,432	17,195	574,451
Finance lease obligations	19,884	21,140	323	16,522	26,308	84,177
Derivative financial instruments	4,608	172	-	-	-	4,780
Total	401,304	153,900	184,982	33,954	43,503	817,643

Urban properties and investments business

	06.30.2024
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	33,542	466	11	-	-	34,019
Borrowings	181,281	113,910	25,533	45,343	-	366,067
Finance lease obligations	1,234	1,300	1,366	1,433	13,663	18,996
Derivative financial instruments	4	-	-	-	-	4
Total	216,061	115,676	26,910	46,776	13,663	419,086

	06.30.2023
	Less than 1 year	Between 1 and 2 years	Between 2 and 3 years	Between 3 and 4 years	More than 4 years	Total
Trade and other payables	53,292	1,616	1,330	992	1,338	58,568
Borrowings	149,842	101,379	77,245	26,041	44,643	399,150
Finance lease obligations	955	1,081	1,226	1,178	15,381	19,821
Derivative financial instruments	22	-	-	-	-	22
Total	204,111	104,076	79,801	28,211	61,362	477,561

See Note 22 for a description of the commitments and restrictions related to loans and the ongoing renegotiations.

(d) Capital risk management

The capital structure of the Group consists of shareholders’ equity and net borrowings. The type and maturity of the Group’s borrowings are analyzed further in Note 22. The Group’s equity is analyzed into its various components in the Statement of Changes in Equity.

Capital is managed so as to promote the long-term success of the business and to maintain sustainable returns for shareholders.

The Group seeks to manage its capital requirements to maximize value through the mix of debt and equity funding, while ensuring that Group entities continue to operate as going concerns, comply with applicable capital requirements and maintain strong credit ratings.

The Group assesses the adequacy of its capital requirements, cost of capital and gearing (i.e., debt/equity mix) as part of its broader strategic plan. The Group continuously reviews its capital structure to ensure that (i) sufficient funds and financing facilities are available to implement the Group’s property development and business acquisition strategies, (ii) adequate financing facilities for unforeseen contingencies are maintained, and (iii) distributions to shareholders are maintained within the Group’s dividend distribution policy. The Group also protects its equity in assets by obtaining appropriate insurance.

The Group’s strategy is to maintain key financing metrics (net debt to total equity ratio or gearing and debt ratio) in order to ensure that asset level performance is translated into enhanced returns for shareholders whilst maintaining an appropriate risk reward balance to accommodate changing financial and operating market cycles.

The following tables details the Group’s key metrics in relation to managing its capital structure. The ratios are within the ranges previously established by the Group’s strategy.

Agricultural business

	06.30.2024	06.30.2023
Gearing ratio (i)	39.60%	42.64%
Debt ratio (ii)	37.62%	42.89%

(i)	Calculated as total borrowings over total borrowings plus equity attributable to shareholders of the controlling company.

(ii)	Calculated as total borrowings over total properties (properties, plant and equipment and investment properties) plus equity attributable to shareholders of the controlling company.

Urban properties and investments business

	06.30.2024	06.30.2023
Gearing ratio (i)	25.37%	22.83%
Debt ratio (ii)	20.23%	18.19%

(i)	Calculated as total of borrowings over total borrowings plus equity attributable equity holders of the parent company.

(ii)	Calculated as total borrowings over total properties (including trading properties, property, plant and equipment, investment properties and rights to receive units under barter agreements).

(e) Other non-financial risks

Nature risks

The Group’s revenue arising from agricultural activities depends significantly on the ability to manage biological assets and agricultural produce. The ability to manage biological assets and agricultural produce may be affected by unfavorable local weather conditions and natural disasters. Weather conditions such as floods, droughts, hail, windstorms and natural disasters such as fire, disease, insect infestation and pests are examples of such unpredictable events. The Group manages this risk by locating its farmlands in different geographical areas. The Group has not taken out insurance for this kind of risks. The occurrence of severe weather conditions or natural disasters may affect the growth of our biological assets, which in turn may have a material adverse effect on the Group’s ability to harvest agricultural produce in sufficient quantities and in a timely way.